SELECTED CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income:
Interest on cash equivalents, bank deposits and restricted cash	$ 315	$ 399	$ 1,472
Other	611	272	18
Total financial income	926	671	1,490
Expenses:
Interest with respect to bank loans	0	195	395
Exchange rate differences, net	543	176	103
Bank charges including guarantees	1,986	2,201	3,552
Other	119	6	57
Total financial expenses	2,648	2,578	4,107
Total financial expenses, net	$ 1,722	$ 1,907	$ 2,617